SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 32. SUBSEQUENT EVENTS
Approval of Consolidated Financial Statements
The financial statements were authorized for issue by the Board of Directors on February 23, 2026.

On March 31, 2026, the board of directors of the Central Bank decided to increase the policy rate by 100 basis points, from 10.25% to 11.25%, in response to the persistence of inflationary pressures and the deterioration of macroeconomic balances.

On February 11, 2026, the Colombian government issued Legislative Decree No. 150, pursuant to which it declared a State of Economic, Social, and Ecological Emergency in certain departments of Colombia. Subsequently, on February 24, 2026, the government enacted Decree No. 173, which established, as a temporary tax measure for the 2026 fiscal year, a net worth tax applicable to Colombian legal entities that are taxpayers of the corporate income tax as of March 1, 2026. The general tax rate is 0.5% applied to net equity, while a special rate of 1.6% applies to financial institutions, brokerage firms, and other entities operating in certain specific sectors.

On January 30, 2026, the board of directors of the Central Bank decided to increase the policy rate by 100 basis points, from 9.25% to 10.25%, in response to the persistence of inflationary pressures and the deterioration of macroeconomic balances.

On January 29, 2026, the Constitutional Court of Colombia ordered the provisional suspension of Legislative Decree 1474 of 2025 while it carries out its constitutionality review. This decree established temporary tax measures applicable to fiscal year 2026 within the framework of the State of Economic Emergency.

As of December 31, 2025, Decree 1474 of 2025 was fully in force and, consequently, Cibest Corporate Group recognized its effects in the determination of income tax and the measurement of deferred tax (see Note 13. Income Tax).

The subsequent suspension does not provide evidence of conditions that existed at the reporting date, and the Decree has not been fully repealed, as it remains subject to the Court’s substantive review. Therefore, this event does not result in modifications to the amounts recognized as of December 31, 2025. However, it is disclosed due to its relevance for users of the financial statements.